UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 30, 2020

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 N Union Bower Rd

Irving TX 75061

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (214) 623-6055

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ANFC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

As previously disclosed by Black Ridge Oil & Gas, Inc. (the “Company” or “Black Ridge”) under Item 2.01 of its Current Report on Form 8-K filed on October 6, 2020 (the “Original 8-K”), the Company completed the previously announced acquisition from S-FDF, LLC, a Texas limited liability company (“S-FDF”) of cash and certain other assets and agreements related to S-FDF’s freeze dried fruits and vegetables business. The Company completed the acquisition pursuant to the Asset Purchase Agreement dated June 9, 2020, as subsequently amended effective October 1, 2020.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired

S-FDF was formed in May 2020 and has not yet completed its first fiscal year. As such, it does not have any audited financial statements to provide with respect to the requirements of Rule 8-04(b) of Regulation S-X (17 CFR 210.8-04(b)) and paragraph (a) of the instructions for Item 9.01 of Form 8-K.

The audited interim financial statements of S-FDF as of September 30, 2020, and for the period ended September 30, 2020 and beginning with S-FDF’s organization, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b)       Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company and S-FDF, including (a) the unaudited pro forma combined statements of income of the Company and S-FDF for the nine months ended September 30, 2020, in each case giving effect to the acquisition of S-FDF’s assets as if it had occurred on January 1, 2020, and (b) the unaudited pro forma combined balance sheet of the Company and S-FDF as of September 30, 2020, giving effect to the acquisition of S-FDF’s assets as if it had occurred on September 30, 2020, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d)       Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited interim financial statements of S-FDF, LLC as of and for the period from inception (May 4, 2020) to September 30, 2020

99.2	Unaudited pro forma financial information for the Company, after giving effect to the acquisition of S-FDF’s assets, as of and for the period from inception (May 4, 2020) to September 30, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ Claudia Goldfarb
Claudia Goldfarb
Chief Executive Officer

Date: December 17, 2020

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